HARTFORD LEADERS VUL LEGACY
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INSURANCE POLICIES ISSUED BY:
Talcott Resolution L IFE AND A NNUITY I NSURANCE C OMPANY —
Talcott Resolution L IFE AND A NNUITY I NSURANCE C OMPANY S EPARATE A CCOUNT VL II
A DMINISTERED B Y:
T HE P RUDENTIAL I NSURANCE C OMPANY OF A MERICA
751 B ROAD S TREET
N EWARK, NJ 07102
T ELEPHONE: (800) 231-5453
P ROSPECTUS D ATED: MAY 1, 2021

This prospectus describes information about Hartford Leaders VUL Legacy insurance Policy (Policy). Policy owners should note that the options, features and charges of the Policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your Policy. Some Policy features may not be available in some states.
Hartford Leaders VUL Legacy is a contract between you and Talcott Resolution Life and Annuity Insurance Company. Talcott Resolution Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus is The Company. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The policy is a flexible premium variable universal life insurance policy. It is:

|	Flexible premium, because generally, you may decide when to make premium payments and in what amounts.

|	Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.
You must allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable Products Series Fund, Inc., American Funds Insurance Series, BlackRock Variable Series, Inc., Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Hartford Series Fund, Inc., Hartford Series Fund II, Inc., Invesco Variable Insurance Funds, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust, The Universal Institutional Funds, Inc. and Van Kampen Life Investment Trust. The Funds are described in greater detail in “The Funds” section of this prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage .
The policy is no longer available for sale. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.
This Prospectus can also be obtained from the Securities and Exchange Commission’s website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.policyowner-services.com . The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money
I MPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 800-231-5453. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.

In compliance with U.S. law, The Prudential Insurance Company of America delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Variable Life Insurance is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency .

Summary of Benefits and Risks
This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.
Please note that this prospectus describes a policy issued by Talcott Resolution Life and Annuity Insurance Company and administered by The Prudential Insurance Company of America .
Benefits of Your Policy
Policy Summary — We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Account Value on a tax-deferred basis. We deduct policy fees and charges from the Premiums and the Account Value. You may access the Account Value through loans and withdrawals.
Flexibility — The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.
Death Benefit — While the policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D. Your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values.
•Option A (Level Option): The death benefit is the current Face Amount.
•Option B (Return of Account Value Option): The death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured’s death.
•Option C (Return of Premium Option): The death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.
•Option D (Decreasing Option): The death benefit is the current Face Amount, plus the lesser of:
•the Account Value on the date we receive due proof of the insured’s death; or
•the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances .
You may decrease the Face Amount on your policy under certain circumstances.
Investment Choices — You may invest in up to 20 different investment choices within your policy, from a choice of all available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.
Premium Payments — You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the policy. You may change your planned premium, subject to certain limitations.
Right to Examine Your Policy — You have a limited right to return the policy for cancellation after purchase. See “Your Policy and Contract Rights — Right to Examine a Policy.”
Surrender — You may surrender your policy at any time prior to the maturity date for its Cash Surrender Value. (See “Risks of Your Policy,” below). Surrenders may also be subject to a Surrender Charge.
Loans — You may use this policy as collateral to obtain a loan from Us.
Settlement Options — You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.
Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the policy (commonly known as “tax-deferral”). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.
Riders — You may add additional benefits to your Policy by selecting from a variety of Riders. Additional charges may apply for some Riders and may be subject to under writing approval.
Risks of Your Policy
This is a brief description of the principal risks of the policy.
Investment Performance — The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund’s prospectus. You should read the prospectus of each Fund before investing.
Unsuitable for Short-Term Savings — The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period.
Risk of Lapse — Your policy could terminate if the value of the policy becomes too low to support the policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.
Withdrawal Limitations — One withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy’s death benefit, may increase the risk of policy lapse, and may be subject to a withdrawal charge.
Transfer Limitations — We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.
Loans — Using your policy as collateral to obtain a loan from Us may increase the risk that your policy will lapse, will have a permanent effect on the policy’s Account Value, and will reduce the death proceeds.
Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See “Federal Tax Considerations.”

Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes my impact the expected benefits of purchasing this policy.
Credit Risk — Any Death Benefit guarantee provided by the policy or any rider and the Fixed Account obligations depend on the Company’s financial ability to fulfill its obligations. You should review the Company’s financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).
Increase in Current Fees and Expenses — Certain policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.
Fee Tables — T alcott Resolution Life and Annuity Insurance Company
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.
Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Front-end Sales Load (1)	When you pay premium.	Maximum Charge: 8% of each premium payment in policy years 120 and 6% thereafter. In Oregon, the maximum is 10% of each premium payment in policy years 1-20 and 8% thereafter.
Tax Charge on Premium Payments	When you pay premium.
A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%.
This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.

Surrender Charge (2)
If you surrender your policy:
•During the first 9 policy years;
•Within 9 policy years of an unscheduled increase in your Face Amount; or
•Within9policyyearsofan increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.

Minimum Charge
$2.09 per $1,000 of the initial Face Amount for a 10-year-old female non-smoker.
Maximum Charge
$45.10 per $1,000 of the initial Face Amount for an 65-year-old male.
Charge for representative insured
$14.52 per $1,000 of the initial Face Amount for a 43-year-old male standard non-nicotine.

Transfer Fees	When you make a transfer after the first transfer in any month.	Maximum Charge: $25 per transfer.*
Withdrawal Charge	When you take a withdrawal.	Maximum Charge: $10 per withdrawal.
(1)The current Front-end Sales Load is 8% of each premium payment in policy year 1 and 4%of each premium payment thereafter. The current sales load in Oregon is 10% in policy year 1 and 6% thereafter.
(2)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.
*Not currently being assessed.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges (1)	Monthly.
Minimum Charge
$0.015 per $1,000 of the net amount at risk for an 5-year-old female in the first policy year.
Maximum Charge
$9.71 per $1,000 of the net amount at risk for an 85-year-old male in the first policy year.
Charge for a representative insured
$0.0211 per $1,000 of the net amount at risk for a 43-year-old male standard non-nicotine in the first policy year.

Mortality and Expense Risk Charge (2)	Monthly.	Maximum Charge: 0.75% of Account Value per year in policy years 1-10 and 0.50% thereafter. Charged at a monthly rate of 0.0625% in policy years 1-10 and 0.0417% thereafter.

Monthly per $1,000 Charge (3)	Monthly.	Minimum Charge $0.6456 per $1,000 of initial Face Amount(deducted on a monthly basis at a rate of $0.0538 per month) during the first policy year for 16 year old female preferred-plus non-nicotine.
Maximum Charge
$26.088 per $1,000 of initial Face Amount(deducted on a monthly basis at a rate of $2.174 per month) during the first policy year for 85 year old male smoker.
Charge for a representative insured
$4.8828 per $1,000 of initial Face Amount (deducted on a monthly basis at a rate of $0.4069 per month) during the first policy year for a 43-year-old standard non-nicotine user.
Administrative Charge	Monthly.	Maximum Charge: $10
Loan Interest Rate (3)	Monthly if you have taken a loan on your Policy.	Maximum Charge: 5.00% annually
(1)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.
(2)The current mortality and expense risk charge is 0.75% per year during policy years 1-10, and 0.25% per year during policy years 11-20, and 0% per year thereafter.
(3)During policy years 1 - 10 the Loan Interest Rate is 5.0% for all Indebtedness. During policy years 11 and later the maximum Loan Interest Rate is 4.00%. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.
Charges Other Than Fund Operating Expenses — Continued

Rider Charges	When Charge is Deducted	Amount Deducted
Waiver of Specified Amount Disability Benefit Rider	Monthly.
Minimum Charge
$0.039 per $1 of specified amount for a 30-year-old male in policy year 1.
Maximum Charge
$0.107 per $1 of specified amount for a 59-year-old female in policy year 1.
Charge for a representative insured
$0.043 per $1 of specified amount for a 43-year-old male in policy year 1.

Term Insurance Rider (1)	Monthly.
Minimum Charge
$0.0076 per $1,000 of the net amount at risk for a 25-year-old female preferred plus non-smoker in the first policy year.
Maximum Charge
$4.4331 per $1,000 of the net amount at risk for an 85-year-old male smoker in the first policy year.
Charge for a representative insured
$0.081 per $1,000 of the net amount at risk for a 43-year-old male standard non-nicotine in the first policy year.

Accidental Death Benefit Rider (1)	Monthly.
Minimum Charge
$0.083 per $1,000 of the net amount at risk for a 10-year-old in the first policy year.
Maximum Charge
$0.18 per $1,000 of the net amount at risk for a 60-year-old in the first policy year.
Charge for a representative insured
$0.105 per $1,000 of the net amount at risk for a 43-year-old in the first policy year.

Waiver of monthly Deduction Amount Waiver Rider (1)	Monthly.
Minimum Charge
6.9% of the monthly deduction amount for a 20-year-old male preferred non-smoker in the first policy year.
Maximum Charge
34.5% of the monthly deduction amount for a 56-year-old female in the first policy year.
Charge for a representative insured
9.2% of the monthly deduction amount for a 43-year-old male standard non-nicotine in the first policy year

Child Insurance Rider	Monthly.	The fee is $0.50 per $1,000 of coverage for all children.

Overloan Protection Rider	If you elect this rider, the charge is deducted when you exercise the rider benefit.	Maximum Charge: 7% of Account Value
Accelerated Death Benefit Rider for Terminal Illness (2)	When you exercise the benefit.	Maximum Charge: $300
LifeAccess Accelerated Benefit Rider	Monthly.
Minimum Charge
$.003408 per $1,000 of the benefit net amount at risk for a 35-year old male preferred plus non-nicotine in the first policy year.
Maximum Charge
$.548525 per $1,000 of the benefit net amount at risk for an 80-year-old female standard nicotine in the first policy year.
Charge for a representative insured
$0.004337 per $1,000 of the benefit net amount at risk for a 43-year-old male standard non-nicotine in the first policy year.

Guaranteed Minimum Accumulation Benefit Rider (GMAB)	Monthly.	Maximum Charge: 0.90% of Separate Account Value per year during the GMAB Period
Guaranteed Paid-Up Death Benefit Rider (GMDB)	Monthly.	Maximum Charge: 0.75% of Separate Account Value per year during the Rider Period

Rider Charges	When Charge is Deducted	Amount Deducted
Disability Access Rider — Monthly Charge (3)	Monthly.	Minimum Charge $0.766 per $100 of monthly benefit for an 18 year-old-male, non-nicotine.
Maximum Charge
$6.701 per $100 of the monthly benefit for a 60 year-old-male nicotine, rated table 4.
Charge for a Representative Insured
$1.767 per $100 of the monthly benefit for a 43 year-old-male, standard nicotine.
Disability Access Rider — First Year Monthly Rider Issue Fee	Monthly for the first twelve Monthly Activity Dates following the Rider Issue Date	Maximum Charge: $10.00
(1)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration. See the Term Insurance Rider description in the “Other Benefits” section for information you should consider when evaluating the use of the Term Insurance Rider.
(2)There is a one time charge for this rider when benefit is exercised.
(3)This Rider can be continued each year until the Rider Termination Date stated in the policy (this is generally known as “guaranteed renewable”). The Rider Termination Date is the Policy anniversary date closest to the insured’s 65th birthday. This means that we can’t cancel the Rider as long as the Policy remains in effect, charges for the Rider are paid and the terms of the Rider are followed. However, as with most guaranteed renewable insurance coverage, we have the right to change (increase) the Monthly Rider Charge at anytime, subject to the approval of state insurance departments (where required). We will provide you notice of any change in the Monthly Rider Charge. The charges shown here (including the Maximum Charge) are representative of our current charges and may be higher in the future.
Annual Fund Operating Expenses
Each Sub account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund’s prospectus.
The table below shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2020.

	Minimum	Maximum
Total Annual Fund Operating Expenses [expenses that are deducted from underlying Fund assets, including management fees, distribution, and/or service (12b-1) fees and other expenses.]	0.16%	1.31%

About Us
Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.
The Company
We are a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at One Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc. On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL and TLA, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing condition s.
The Separate Account
T alcott Resolution Life and Annuity Insurance Company Separate Account VL II — established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Policy Owners in accordance with the terms of the Policy.
The Funds
The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.
We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks.
The underlying Funds may not be available in all states.
You may also allocate some or all of your premium payments to the “Fixed Account,” which pays a declared interest rate. See “The Fixed Account.”
Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund’s investment adviser and sub-adviser, if applicable, and each Fund’s investment objective. More detailed information concerning a Fund’s investment objective, investment strategies, risks and expenses is contained in each Fund’s prospectus.

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
AllianceBernstein
AB VPS Balanced Wealth Strategy Portfolio - Class B Shares	Seek to maximize total return, consistent with the Adviser’s determination of reasonable risk.	AllianceBernstein L.P
AB VPS Growth and Income Portfolio - Class B	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS International Growth Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS International Value Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS Small/Mid Cap Value Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains)	Capital Research and Management CompanySM
American Funds Insurance Series® Capital World Bond Fund - Class 2	Seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management.	Capital Research and Management CompanySM
American Funds Insurance Series® Capital World Growth and Income Fund (formerly American Funds Insurance Series® Global Growth and Income Fund) - Class 2	Seeks to provide long-term growth of capital while providing current income.	Capital Research and Management CompanySM

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
American Funds Insurance Series® Global Growth Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth Fund - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® International Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® New World Fund- Class 2	Seeks long-term capital appreciation.	Capital Research and Management CompanySM
American Funds Insurance Series® The Bond Fund of America (formerly American Funds Insurance Series® Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Washington Mutual Investors (formerly American Funds Insurance Series® Blue Chip Income and Growth Fund) - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund- Class 1	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Freedom Fund 2010 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Freedom Fund 2020 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Freedom Fund 2030 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Government Money Market Portfolio - Service Class 2*	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity VIP Growth Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity VIP Value Strategies Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin DynaTech VIP Fund (formerly Franklin Flex Cap Growth VIP Fund) - Class 2	Seeks capital appreciation.	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return.	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Seeks long-term capital growth.	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1	Seeks high level of current income.	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund - Class 2 Shares	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, with capital appreciation as a secondary goal.	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
HARTFORD HLS SERIES FUND II, INC.
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
HARTFORD SERIES FUND, INC.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund (includes assets from Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund) - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund (includes assets from Hartford Value HLS Fund) - Class IA	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA (includes all assets from Hartford High Yield HLS Fund)	Seeks a competitive total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA*	Seeks total return and income	Hartford Funds Management Company, LLC / Wellington Management Company LLP
INVESCO
Invesco Main Street Fund (formerly Invesco Oppenheimer Main Street Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Main Street Small Cap Fund (formerly Invesco Oppenheimer Main Street Small Cap Fund) -Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation.	Invesco Advisers, Inc.

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Invesco V.I. Balanced-Risk Allocation - Series I	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Capital Appreciation Fund (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund - Series I	Seeks growth of capital and current income.	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund (formerly Invesco V.I Mid Cap Core Equity Fund) - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Lord Abbett Series Fund
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth (formerly known as Lord Abbett Calibrated Dividend Growth) Portfolio - Class VC	Seeks current income and capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Growth Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth.	Morgan Stanley Investment Management Inc.
Putnam Investments
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IB	Seeks long-term return.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth Opportunities Fund - Class IA	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT International Value Fund - Class IB	Seeks capital growth and current income.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund) - Class IB	Seeks capital growth and current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
•In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. Risks are disclosed in the Funds’ prospectuses accompanying this prospectus.
Voting Rights — We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instructions. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner’s unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund’s shareholder meeting.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.
We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate
Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees We Receive from Funds and related parties — Prudential receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. Prudential collects these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Prudential expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AllianceBerstein Variable Products Series Funds & AllianceBernstein Investments,, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, Invesco Advisors, Inc., LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts
F inancial Services Company, Morgan Stanley Distribution & Morgan Stanley ,Investment Management & The Universal Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.40% and 0.25% respectively in 2020, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of

$10,000, we would collect $65 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected.
The Fixed Account
The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure. W e do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time.
The Fixed Account credits at least 3.0% per year. We are not obligated to, but may, credit more than 3.0% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 3.0%.
Charges and Deductions
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and for a tax charge. The amount allocated after the deduction is called your Net Premium.
Front-End Sales Load
Talcott Resolution Life and Annuity Insurance Company Policies — We deduct a front-end sales load from each premium you pay. The first policy year sales load is 8%. The current sales load after policy year 1 is 4%. The front-end sales load may by used to cover expenses related to the sale and distribution of the policies. The maximum sales load is 8% in policy years 1 through 20 and 6% thereafter. In Oregon, the first policy year sales load is 10%. The current sales load in Oregon for all polices after policy year 1 is 6%. The maximum sales load in Oregon is 10% in policy years 1 through 20 and 8% thereafter .
Tax Charge — We deduct a tax charge from each premium you pay. The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%.
Deductions from Account Value
Monthly Deduction Amounts — Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:
•the charge for the cost of insurance;
•the monthly administrative charge;
•the monthly per $1,000 charge;
•the mortality and expense risk charge;
•the charges for additional benefits provided by rider, if any.
We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.
Allocation of Charges Option — You may provide us with written instructions to re-direct the deduction of your policy’s Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed
Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.
Cost of Insurance Charge — The “cost of insurance” charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction
Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance equals:
•the cost of insurance rate per $1,000, multiplied by
•the amount at risk, divided by
•$1,000.
On any Monthly Activity Date, the amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.
Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 2001 Commissioners’ Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 2001 Commissioners’ Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue age, sex, risk class and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Account Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy’s amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, policy loans and death benefit changes to the Face Amount.
Monthly Administrative Charge — We deduct a monthly administrative charge from your Account Value to compensate us for issue and administrative costs of the policy. The current monthly administrative charge is $7.50 for initial Face Amounts of $100,000 and above. The current charge for initial Face Amounts below $100,000 is $10 per month. The maximum administrative charge is $10 per month for all initial Face Amounts.
Mortality and Expense Risk Charge
Talcott Resolution Life and Annuity Insurance Company Policies — We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 policy years, the current (the amount we are currently charging) and maximum mortality and expense risk charge is 0.0625% of your Account Value in the Sub-Accounts.

After the 10th policy year the maximum mortality and expense risk charge is 0.0417% of your Account Value in the Sub-Accounts. During policy years 11 to 20 the current rate is 0.0208% of your Account Value in the Sub-Accounts. After policy year 20 there is no current mortality and expense risk charge.
The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Talcott may keep any difference between the cost it incurs and the charges it collects.
Monthly Per $1,000 Charge — We deduct a charge from your Account Value called the “Monthly Per $1,000 Charge” on each Monthly Activity Date. The Monthly per $1,000 charge compensates us for certain policy administrative and sales expenses and costs we incur in marketing, underwriting and acquiring policy owners. The charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for a period of:
•7 years after you purchase your policy; and
•7 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected.
The total Monthly Per $1,000 Charge is equal to:
•the applicable Monthly Per $1,000 rates; multiplied by
•the applicable Face Amounts; divided by
•$1,000.
The Monthly Per $1,000 Charge is individualized based on the insured’s initial Face Amount, issue age or age at time of a Face Amount increase, sex and insurance class. The Monthly Per
$1,000 Charge compensates us for expenses incurred in issuing, distributing, and administering the policies.
Rider Charge — If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Talcott for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see “Your Policy – Optional Supplemental Benefits.”
Surrender Charge — Surrender charges will be deducted from your Account Value if you surrender your policy:
•During the first 9 policy years;
•Within 9 years of an unscheduled increase in your Face Amount; or
•Within 9 years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.
The amount of surrender charge is individualized based on the Insured’s age, sex, issuing company and insurance class on the date of issue. The surrender charges by policy year are shown in your policy. The charge compensates us for expenses incurred in issuing the policy and the recovery of acquisition costs. Talcott may keep any difference between the cost it incurs and the charges it collects.
Charges for the Funds
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.
Your Policy
Contract Rights
Policy Owner, or “you” — As long as your policy is in force, you may exercise all rights under the policy while the insured is alive and no beneficiary has been irrevocably named.
Beneficiary — The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.
Insured — The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The Policy Owner must have an insurable interest on the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.
You may request to change the Insured’s risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.
Assignment — You may assign your policy. Until you notify us in writing, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.
Statements — We will send you a statement at least once each year, showing:
•the current Account Value, Cash Surrender Value and Face Amount;
•the premiums paid, monthly deduction amounts and any loans since your last statement;
•the amount of any Indebtedness;
•any notifications required by the provisions of your policy; and
•any other information required by the Insurance Department of the state where your policy was delivered.
Change of Address — It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third party, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life policy being considered abandoned property under state law, and remitted to the applicable state.

Right to Examine a Policy — You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your “free look” period.
Free Look Period for policies issued by Talcott Resolution Life and Annuity Insurance Company:
Your free look period begins on the day You receive Your Policy and ends ten days after You receive it (or longer in some states). If you properly exercise your free look, the Policy will be rescinded and We will pay you an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: i) the Account Value less any Indebtedness, on the date the returned Policy is received by Us or the agent from whom it was purchased; and, (ii) any deductions under the Policy or charges associated with the Separate Account. The state in which the policy is issued determines the free look period. You should refer to your Policy for information.
Replacements
A “replacement” occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.
There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.
Policy Limitations
Allocations to Sub-Accounts and the Fixed Account — You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.
Transfers of Account Value — You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.
Can you transfer from one Sub-Account to another?
You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.
In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Are There Any Charges for Transfers Among Sub-Accounts?
Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Account Value more than once a Valuation Day.

For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. For example, Voice Response Unit, Internet or same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Underlying Fund Trading Policies
Generally, you are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist as an underlying Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Underlying Fund trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.
•A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.
S eparate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund’s trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and Talcott can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.
Limitations on Transfers from the Fixed Account — Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each policy anniversary, and, the maximum amount transferred in any Policy Year will be the greater of $1,000 or 25% of the Accumulated Value in the Fixed Account on the date of the transfer. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.
Deferral of Payments — State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.
Changes to Contract or Separate Account
Modification of Policy — The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.
Substitution of Funds — We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.
Change in Operation of the Separate Account — The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
Separate Account Taxes — Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Talcott and/or the Separate Account may result in a charge against the policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.
Other Benefits
Enhanced Rate Dollar Cost Averaging (EDCA) Program At times, we may offer an Enhanced Rate DCA Program where you can earn a fixed rate of interest on initial premiums (including 1035 premiums) allocated to a segment of the Fixed Account over a period of 6 Months. Under the 6 Month Program, the initial premium payment (including premiums received in conjunction with a 1035 exchange) will earn a fixed rate (the rate will not change) for 6 months. The 6 month period begins on the monthly activity date after We receive the initial premium and after the free look period has expired. During the 6 month period, you must transfer these amounts into your selected “EDCA Target Investment Options” (excluding the Fixed Account option). You will select your EDCA Target Investment Options when you enroll in the program. The EDCA Target Investment Options may be the same as your premium allocation instructions.
The interest earned under an Enhanced Rate DCA Program may be different from the interest earned on value allocated to the Fixed Account option. The interest rate under the Enhanced Rate DCA Program may also vary depending on when you purchased your Policy and/or enrolled in the program. You may elect to terminate your participation in the Enhanced Rate DCA Program at any time by notifying Us. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the EDCA Target Investment Options unless your notify us with alternative allocation instructions.
Please consult your registered representative to determine which programs are currently available and to obtain the program enrollment documents that contain additional information about the program. We may discontinue offering the Enhanced Rate DCA Program at anytime.
Dollar Cost Averaging Program — You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.
You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.
The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.
Static Asset Allocation Models
This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy (“model portfolios”). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
You choose how much of your Account Value you want to invest in this program. You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio’s original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Financial Professional. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.
Asset Rebalancing — Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.
Impact of Fund Changes on DCA Program, Asset Allocation Program and Asset Rebalancing Program — Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these programs merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will automatically move the policy value of the liquidated fund to the current money market fund for each of these programs.
Optional Supplemental Benefits — You may add additional benefits to your policy by electing one or more of the riders described below. Some riders involve additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.
Disability Access Rider (A Disability Income Rider) — This Rider will pay a Monthly Disability Benefit if the Insured is Totally Disabled from Sickness or Injury and is receiving Care from a Health Care Provider for such condition and otherwise satisfies the conditions in the Rider.
There is a Monthly Rider Charge (the charge is a dollar amount per $100 of monthly rider benefit) and a First Year Monthly Rider Issue Fee. This Rider is guaranteed renewable to the Policy anniversary date closest to the Insured’s 65th birthday. We have the right to change (increase) the Monthly Rider Charge at anytime (we will notify you before the change takes place). Any such change will be filed and approved where required by the appropriate state insurance departments. Any change we make will be applied on a uniform basis for Insureds of the same Issue Age, Sex, Rider Insurance Class and the length of time coverage has been in-force, without regard to any change in the health status of the Insured. The Monthly Rider Charge is treated as a distribution from your base life insurance policy. Generally, disability benefits paid under the Disability Access Rider are excluded from gross income as compensation for injuries or sickness under Section 104(a). Please refer to the Federal Considerations discussion for information regarding the tax treatment of distributions. The maximum amount of benefits that may be paid under the Rider is called the Maximum Lifetime Disability Benefit and this amount will be shown in the Policy (the amount is generally equal to two years of monthly payments). This Rider is only available at Policy issuance.
Totally Disabled means the Insured, while Gainfully Working, suffered a disability resulting from Sickness or Injury and, as a result of such disability, the Insured is prevented from performing the Substantial and Material Duties of his or her Own Occupation. A Sickness is a physical or mental condition which first manifests itself while the Rider is in force. An Injury is a bodily Injury that results from an accident that occurs while the Rider is in force. Care means regular (in accordance with accepted medical practices) and personal treatment from a licensed Health Care Provider which is appropriate for the Injury or Sickness according to generally accepted medical standards. A Health Care Provider is a legally licensed physician or doctoral level psychologist acting within the scope of his or her license in the state of licensure. It cannot be You, the Insured, or Your or the Insured’s family member, business partner or associate. Gainfully Working means being employed or self employed for monetary gain or reward in any type of business, trade or occupation (does not include hobbies). Substantial and Material Duties means those duties that are normally required to be performed at the Insured’s Own Occupation and which can’t be reasonably modified or omitted. Own Occupation is the Insured’s usual Gainful Work which he/she was engaged in or performing for wage or salary, immediately prior to the date Total Disability began.
We will not pay a Monthly Disability Benefit for a Total Disability resulting from:
1.attempted suicide, or self-inflicted Injury, while sane or insane;
2.any act or incident of insurrection or war, declared or undeclared;
3.participation in, or attempting to participate in, a riot or insurrection;

4.service in the military forces full-time. Periods of military training of not more than 30 days will not be considered full time military service;
5.commission of, or participation in the commission of, a felony or engaging in an illegal activity or occupation;
6.flight in any aircraft if the Insured is a pilot or crew member, or a student pilot or crew member;
7.normal childbirth or pregnancy except for Total Disability due to complications of pregnancy. A complication of pregnancy means any disease, disorder, emergency non-elective cesarean section or condition whose diagnosis is distinct from pregnancy but is adversely affected by or caused by pregnancy and which requires physician-prescribed supervision. Conditions which are not complications include, but are not limited to, conditions, occurrences and procedures such as morning sickness; false labor; and physician-prescribed rest during the period of pregnancy; and similar conditions, occurrences and procedures associated with the management of a difficult pregnancy which do not constitute a categorically distinct complication of pregnancy;
8.a Pre-Existing Condition if Total Disability starts during the first 2 years from this Rider’s Issue Date, unless it is fully disclosed in the application and is not excluded from coverage by name or specific description;
9.a condition or avocation which is excluded from coverage by Amendment to this Rider by name or specific description; or
10.an injury or sickness incurred while the Insured is incarcerated in a penal or correctional institution.
In addition, this Rider does not provide a Monthly Disability Benefit if the Insured or his/her Health Care Provider reside outside of the United States.
A Pre-Existing Condition is:
1.a physical or mental condition for which the Insured was diagnosed or received (or was recommended to receive) medical or mental health care advice, care, or treatment within the 2 year period preceding the Rider Issue Date; or
2.a physical or mental condition which produced symptoms which would cause an ordinary prudent person to seek diagnosis, medical mental health care advice, care, or treatment during the 2 year period preceding the Rider Issue Date.
The Monthly Disability Benefit is an amount that we will pay You at the end of each Month if the Insured is Totally Disabled from Sickness or Injury subject to the Maximum Lifetime Disability Benefit. The rider requires that the insured be totally disabled and not engaged in any gainful work for 90 days prior to being eligible for benefit payments. This is the Waiting Period. The Waiting Period begins when the insured is first treated by or has a consultation with a qualified health care provider for the sickness or injury causing the Total Disability. The 90 days of Total Disability do not have to be consecutive, but the Waiting Period must be satisfied within 120 days from when it began. Monthly benefit payments are not available nor do they accrue during the Waiting Period.
We may require the Insured to be examined by a licensed Health Care Provider of Our choosing as often as is reasonable while a claim is pending or while You are receiving Monthly Disability Benefits under this Rider. We will pay the cost of any examinations that We require.

When Benefit Payments End
We will continue to pay a Monthly Disability Benefit under this Rider until the first of the following to occur:
1.the Insured is no longer Totally Disabled;
2.the death of the Insured;
3.total Monthly Disability Benefits paid under the Rider equal the Maximum Lifetime Disability Benefit shown in the Policy Specifications;
4.We fail to receive from You Proof of Continued Total Disability in accordance with the provisions of this Rider; or
5.the Rider terminates in accordance with any of the conditions listed in the Rider Termination provision.
However, if an Accumulation Period begins, or the Insured suffers a Recurrent and Continuous Disability, within one year immediately prior to the Rider Termination Date, the Insured will be eligible for Monthly Disability Benefits (provided the Conditions for Eligibility of Benefit Payments have been met) until the earlier of (a) the end of 12 months from the First Benefit Day (or the date the Monthly Disability Benefit resumes and begins to accrue for a Recurrent and Continuous Disability); or (b) until any of the events described in 1. through 4. above occur.
Recurrent and Continuous Disability
If, within six months following the end of a previously covered Total Disability, the Insured becomes Totally Disabled due to the same or related Sickness or Injury that caused the (Continued) previous Total Disability, We will consider the previous Total Disability to be continuous. If this occurs, the Waiting Period will be deemed to be satisfied and the Monthly Disability Benefit will resume and begin to accrue as of the day the Insured was first treated by or had a consultation with a Health Care Practitioner for the Sickness or Injury causing the subsequent, but continuous, Total Disability. This provision will not apply beyond the Rider Termination Date.
Concurrent Disability
If a Monthly Disability Benefit is being paid for a Concurrent Disability, the following will apply:
1.such benefit will continue to be paid provided the Insured remains Totally Disabled due to at least one of the Injuries or Sicknesses causing the Concurrent Disability and none of the events described under When Benefits End has occurred;
2.the Monthly Disability Benefit will be paid as if there is only one Injury or Sickness; and
3.in no event will the Insured be considered to have more than one Total Disability at the same time.
Rider Termination
This Rider will terminate on the first of the following to occur:
1.the date We receive Your request, In Writing, to terminate it;
2.total Monthly Disability Benefits paid equal the Maximum Lifetime Disability Benefit shown in the Policy Specifications
3.the date the Policy matures or terminates;
4.the Rider Termination Date shown in the Policy Specifications; and
5.the date on which all additional benefits provided by Rider are deemed to have terminated in accordance with any provision of the Policy.

Guaranteed Minimum Accumulation Benefit Rider (“GMAB”) — This rider, subject to the conditions described in the rider, guarantees that Your Account Value on the last day of the GMAB Period (Benefit Date), will be at least equal to your premiums paid (as adjusted for withdrawals and face decreases). The Benefit Date is typically the last day of your No-Lapse Guarantee Period. If the Account Value on the Benefit Date is less than the Benefit Amount as calculated on that date, the Account Value will be increased by an amount equal to the difference between the Account Value and the Benefit Amount. The amount by which the Account Value is increased will be allocated to the Sub-Account(s) shown in your Policy (typically the Money Market Sub-Account) on the Valuation Day immediately following the Benefit Date and will be subject to market fluctuation. The ultimate value of this amount will be based on the accumulation unit values next calculated after the amount has been allocated to your Policy. However, if we receive a Good Order request to surrender the Policy as of the Benefit Date, your cash surrender value will be increased by the difference between the Account Value and Benefit Amount (as adjusted for withdrawals, and face amount decreases) as of the Benefit Date. The rider has no cash value.
The Cumulative Rider Premium is the premium required to maintain the Rider. On the first Monthly Activity Date following the Policy Date, the Cumulative Rider Premium is the Monthly Rider Premium that will be shown in your Policy Specifications Page. On each Monthly Activity Date thereafter, the Cumulative Rider Premium is (a) the Cumulative Rider Premium on the previous Monthly Activity Date; plus (b) the current Monthly Rider Premium.
The Monthly Rider Premium is the monthly premium required to maintain the Rider that will be shown in your Policy Specifications Page.
This rider is generally only available at policy issue to insureds issue ages 20 to 60 with a standard or better non-nicotine underwriting class or to insureds issue ages 20 to 55 with a standard or better nicotine underwriting class with initial face amount between $100,000 and $5,000,000.
•There is a charge for this Rider. The charge will be automatically deducted on each Monthly Activity Date from the Account Value as part of the Monthly Deduction Amount. The charge will continue to be taken until the Rider is terminated.
•There is a Cumulative Rider Premium required to maintain the rider. We will perform an annual test on each Policy Anniversary to determine if the required Cumulative Rider Premium has been received by Us. We will provide you notification if your rider fails this test and the amount of premium required to prevent the rider from terminating. In any Policy Year, we may limit Premium payments to no greater than 200% of the annualized Monthly Rider Premium. Any excess Premium will be refunded to you.
•Withdrawals (does not include Policy Loans) made will reduce the Benefit Amount proportionately based on the Account Value at the time of the Withdrawal. Decreases in Face Amount will also reduce the Benefit Amount proportionately based on the current Face Amount at the time of the decrease and will result in a new Monthly Rider Premium. See below for additional information about how withdrawals and face amount decreases impact the Benefit Amount.
•We may limit the Sub-Accounts in which You may allocate all or a portion of Your Premiums and/or Account Value. We may also require that you allocate such amounts in accordance with any asset allocation models, investment programs or other Sub-Accounts compilations.
•The Rider will continue until the earlier of: when the Policy terminates, when We receive a request to cancel it; the Benefit Date; the end of the 30-day period after we notify you of the minimum Premium amount required to maintain this Rider and it is not received by Us; the date We approve a request from You to increase the Face Amount; or the date we approve a request to accelerate the Death Benefit. (We offer two riders that provide the ability to accelerate the death benefit in the event the insured becomes “terminally ill” or “chronically ill,” the Accelerated Death Benefit Rider for Terminal Illness and the LifeAccess Accelerated Benefit Rider, respectively.)
•The Rider may not be reinstated, except in the event the Policy terminates and is subsequently reinstated during the GMAB Guarantee Period. If the rider is reinstated, the Cumulative Rider Premium will be restored, except that it will not be increased during periods of time that the policy was not in force. Fees will not be due for periods of time that the Policy was not in force. All other rider benefits and rights will be restored.
Guaranteed Paid-Up Death Benefit Rider (“GMDB”) — This rider, subject to the conditions described in the rider, gives You the option to continue Your Policy as a Paid-Up Life Insurance Policy (Paid-Up Policy) at the end of the Rider Guarantee Period (Benefit Date). A Paid-Up Policy is a policy that does not require any additional premium to be paid to support the death benefit. The Benefit Date is shown in the Additional Benefits and Riders section of the Policy Specifications and is typically the last day of your No-Lapse Guarantee Period. The Paid-Up Policy will have a Death Benefit at least equal to the greater of:
•Gross premiums paid, including 1035 premium, minus rider benefit reductions due to withdrawals and decreases, or
•A death benefit based on a Net Single Premium equal to Account Value minus Indebtedness, 2001 CSO, and 5% interest.
The Cumulative Rider Premium is the premium required to maintain the Rider. On the first Monthly Activity Date following the Policy Date, the Cumulative Rider Premium is the Monthly Rider Premium that will be shown in your Policy Specifications Page. On each Monthly Activity Date thereafter, the Cumulative Rider Premium is (a) the Cumulative Rider Premium on the previous Monthly Activity Date; plus (b) the current Monthly Rider Premium.
The Monthly Rider Premium is the monthly premium required to maintain the Rider that will be shown in your Policy Specifications Page.
This rider is generally only available at policy issue to insureds issue ages 20 to 60 with a standard or better non-nicotine underwriting class or to insureds issue ages 20 to 55 with a standard or better nicotine underwriting class with initial face amount between $100,000 and $10,000,000.
•There is a charge for this Rider. The charge will be automatically deducted on each Monthly Activity Date from the Account Value as part of the Monthly Deduction Amount. The charge will continue to be taken until the Rider is terminated.
•There is a Cumulative Rider Premium required to maintain the rider. We will perform an annual test on each Policy Anniversary to determine if the required Cumulative Rider Premium has been received by Us. We will provide you notification if your rider fails this test and the amount of premium required to prevent the rider from terminating.
•Withdrawals made will reduce the Benefit Amount proportionately based on the Account Value at the time of the Withdrawal. Decreases in Face Amount will also reduce the Benefit Amount proportionately based on the current Face Amount at the time of the decrease and will result in a new Monthly Rider Premium. See below for additional information about how withdrawals and face amount decreases impact the Benefit Amount.
•We may limit the Sub-Accounts in which You may allocate all or a portion of Your Premiums and/or Account Value. We may also require that you allocate such amounts in accordance with any asset allocation models, investment programs or other Sub-Accounts compilations.
•The Rider will continue until the earlier of: when the Policy terminates, when We receive a request to cancel it; the Benefit Date; the end of the 30 day period after we notify you of the minimum Premium amount required to maintain this Rider and it is not received by Us; the date We approve a request from You, to increase the Face Amount; or the date we approve a request to accelerate the Death Benefit. (We offer two riders that provide the ability to accelerate the death benefit in the event the insured becomes “terminally ill” or “chronically ill,” the Accelerated Death Benefit Rider for Terminal Illness and the LifeAccess Accelerated Benefit Rider, respectively.)
•The Rider may not be reinstated, except in the event the Policy terminates and is subsequently reinstated during the Rider Guarantee Period. If the rider is reinstated, the Cumulative Rider Premium will be restored, except that it will not be increased during periods of time that the Policy was not in force. Fees will not be due for periods of time that the Policy was not in force. All other rider benefits and rights will be restored.
•We will notify You at least 60 days prior to the Benefit Date of Your option to continue the Policy as a Paid-Up Policy. We must receive Your request to exercise this option within such 60-day period. Upon Our receipt of Your request to exercise this option, We will continue the Policy as a Paid-Up Policy effective as of the Benefit Date. In the absence of any instructions from You to exercise the Rider Benefit, the Policy will continue with no modifications to its terms and conditions and this Rider will terminate on the Benefit Date, except as described in the next bullet. In addition, this Rider, and any other Riders attached to the Policy, will terminate. We will notify You if this occurs.
•If, on the Benefit Date, the Policy is being kept inforce by the No Lapse Guarantee provision, We will automatically continue the Policy as a Paid-Up Policy with a Death Benefit equal to the Benefit Amount as calculated on the Benefit Date as described above.
•The Death Benefit of the Paid-Up Policy will be at least equal to the sum of the total Premiums received by Us as of the Benefit Date, adjusted by Indebtedness and any Withdrawals or Decreases in Face Amounts made under the Policy as of that date, or an amount calculated using the Account Value, minus Indebtedness, as a net single premium as of the Benefit Date at the then Attained Age of the Insured based on 5% interest, if greater.
•Subsequent cash values of the Paid-Up Policy upon surrender will be based on the same mortality table used for the Policy to which this rider is attached as shown in the Policy Specifications and 5% interest. No loans or withdrawals will be allowed under the Paid-Up Policy. In addition, this Rider, and any other Riders attached to the Policy, will terminate.
Additional Information about how withdrawals and face amount reductions will impact the benefits of the GMAB and the GMDB riders.
As discussed above, withdrawals and face reductions will reduce each rider’s benefit and required premium while charges will continue. At the time of a withdrawal transaction, the rider benefit reduction and premium reduction are calculated as follows:
Withdrawals
Rider Benefit Reduction(t) = [ Gross Withdrawal amount / (Account Value(t) − Indebtedness(t)) ] × Benefit Amount, rounded to the nearest penny, where Account Value and Indebtedness are measured prior to the withdrawal, and the Benefit Amount is measured after all increases to benefit amount have been applied for that day.
Required Premium Reduction(t) = (Decrease Amount / TotalFace) × Premium requirement, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Premium requirement is the annual premium requirement before the decrease. TotalFace is the total face amount in force for the primary insured, including initial face amount, increases, and any term insurance rider in force on the life of the primary insured.
Reductions
Rider Benefit Reduction(t)=(Decrease Amount / TotalFace)
× Benefit Amount, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Benefit Amount is measured before any increases to benefit amount have been applied for that day. TotalFace is the total face amount in force for the primary insured, including initial face amount, increases, and any term insurance rider in force on the life of the primary insured.
Required Premium Reduction(t) = (Decrease Amount / TotalFace) × Premium requirement, rounded to the nearest penny, where TotalFace is measured prior to the decrease, and the Premium requirement is the annual premium requirement before the decrease. TotalFace is the total face amount in force for the primary insured, including initial face amount, increases, and any term insurance rider in force on the life of the primary insured.
Here is an example of how a face decrease and a withdrawal transaction would reduce the Benefit Amount under the GMAB and required premium for a hypothetical 45 year old female (preferred non-nicotine risk class) with an initial face amount of $1,000,000 with death benefit option A and the following assumptions:
•GMAB is selected, with a premium requirement of 15,312.
•Paid 15,320 annually for 20 years
•Decrease transaction: year 3, month 6 / decrease = 200,000
•Withdrawal transaction: year 4, month 6 / withdrawal = 10,000
Face Decrease in year 3, month 6
Benefit Reduction = 200,000 / 1,000,000 × 45,960 = 9,192.00
New Benefit = 45,960 − 9,192 = 36,768
Required Premium Reduction = 200,000 / 1,000,000 × 1,276.00 = 255.20
New Required Premium Reduction. = 1,276.00 − 255.20 = 1,020.80
Withdrawal in year 4, month 6
Benefit Reduction = 10,000 / 54,732.35 × 52,088.00 = 9,516.86
New Benefit = 52,088.00 − 9,516.86 = 42,571.14

Required Premium Reduction = 10,000 / 800,000 × 1,020.80 = 12.76
New Required Premium. = 1,020.80 − 12.76 = 1,008.04
Waiver of Specified Amount Disability Benefit Rider — If the Insured becomes totally disabled you may have a difficult time paying the life insurance premiums. Under this rider, we will credit the policy with an amount specified in your Policy until the Insured attains age 65, or at least two years, if longer. The rider automatically terminates after the Insured reaches attained age 65. The rider is only available at Policy issuance and there is a charge for this rider.
Term Insurance Rider — You may purchase a Term Insurance Rider on yourself as a base insured or on your family members. Under this Rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the Rider. You may elect this Rider when you purchase your Policy or on any Policy Anniversary. Talcott may require proof of insurability before we issue this Rider.
In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy’s costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the Rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life policy and the policy’s cash surrender value available to you may be higher because there are no surrender charges associated with the Rider. Some policy monthly charges do not apply to the face amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total death benefit over the life of the Policy. Under some funding scenarios where the minimum death benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total death benefit over the life of the Policy.
The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.
You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coverage in various combinations for your insurance protection needs.
Accidental Death Benefit Rider — You may want additional life insurance coverage in case you die by accident. Under this rider we will pay a specified amount when the insured dies under accidental circumstances. You choose the level of coverage when you select the rider. The rider terminates following the insured’s 70th birthday.
Deduction Amount Waiver Rider — The costs of your policy are deducted each month through the Monthly Deduction Amount. Under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your policy in force. Rider benefits are not available if insured becomes disabled after age 65. Rider benefits may vary for individuals between the ages of 60 and 65. See policy rider for more details.
Cost of Living Adjustment Rider — You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this rider is terminated and no future increases will occur. There is no charge for this rider.
Child Insurance Rider — This rider provides term life insurance coverage on all the eligible children of the insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. To receive a death benefit, an insured child must be more than 16 days old but not yet 25 years old. Requirements to become an insured child are described in the rider. There is a per $1,000 charge for this rider that covers all the insured children. This rider may not be available in all policies.
Accelerated Death Benefit Rider for Terminal Illness — In the event an insured’s life expectancy is 12 months (24 months in some states) or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300 (one time charge when benefit is exercised).
LifeAccess Accelerated Benefit Rider — In the event the Insured becomes Chronically Ill and is likely to need services for the remainder of the Insured’s life, we will pay an accelerated death benefit up to 100% of the Death Benefit and any term amount. At your request the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including a written certification from a Licensed Health Care Practitioner that the Insured is Chronically Ill. The certification must also state that the insured is in need of services under a plan and that such services are likely to be needed for the rest of the insured’s life. In addition, as a condition of eligibility for benefits under the rider,we may impose restrictions or limitations on the availability of certain investment options. We will provide you prior written notice of any such restrictions or limitations and you may terminate this rider at anytime. This rider is only available at Policy issuance and there is a charge for this rider.
Overloan Protection Rider — This rider gives you the option to continue your policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your policy is in danger of default or termination due to excessive Indebtedness. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the policy will not go into default or terminate due to excessive Indebtedness. At the time you elect the benefit under the rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.
There is a risk that the Internal Revenue Service could assert that the policy has been effectively terminated when you exercise the Overloan Protection Rider and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. In addition, there is uncertainty about whether Indebtedness should be treated as the deemed cash surrender value for purposes of Section 7702 of the Internal Revenue Code. Currently, we do not treat Indebtedness as the cash surrender value for purposes of Section 7702. You should consult a tax advisor before exercising the Overloan Protection Rider.
Riders may not be available in all states.

Policy Settlement Options
Proceeds from your Policy may be paid in a lump sum or may be applied to one of the available settlement options listed in your Policy. At the time proceeds are payable, the Beneficiary can select the method of payment.
Pathways Program Option
If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Pathways Program (“Pathways Program”). Under the Pathways Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write drafts accounts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. Any interest paid to the Beneficiary (Account holder) will be taxable to the Beneficiary (Account holder) in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the Beneficiary (Account holder) and we may make a profit from the difference.
The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
First Option — Interest Income
❖    Payments of interest at the rate we declare (but not less than 2% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.
Second Option — Income of Fixed Amount
❖    Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 2% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.
Third Option — Payments for a Fixed Period
❖    An amount payable monthly for the number of years selected, which may be from one to 30 years.
The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Third Option.
The tables for the First, Second and Third Options are based on a net investment rate of 2% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.
Other arrangements for income payments may be agreed upon.
Benefits at Maturity — The scheduled maturity date is shown in your policy and is the last date on which you may elect to make premium payments. Unless you elect to continue the policy beyond this date, the policy will terminate and any Cash Surrender Value will be paid to you.
If elected, the policy may continue in force after the scheduled maturity date if (a) the policy was in force on the scheduled maturity date; and (b) the owner of the policy (including any assignee of record) agrees in writing to this continuation.
At the scheduled maturity date, you may elect one of two options.
Under Option 1:
•Policy values will be transferred to the Fixed Account and no further transfers will be allowed;
•The Face Amount will be set equal to the Death Benefit on the maturity date;
•the Death Benefit Option will be changed to Option A (Level Option).
Under Option 2:
•The Face Amount will be set equal to the Death Benefit minus the Account Value on the maturity date;
•the Death Benefit Option will be changed to Option B (Return of Account Value Option) with no evidence of insurability being required;
•the Account Value, if any, will continue to fluctuate with investment performance;
Under both Option 1 and 2:
•any loans will continue to accrue interest and become part of Indebtedness;
•no future Monthly Deduction Amounts will be deducted;
•no further premium payments will be accepted;
•all additional benefits provided by rider will terminate at the scheduled maturity date;
•the policy may terminate due to excessive Indebtedness; and
•loan repayments may still be made during this time.
Otherwise, the policy will terminate on the scheduled maturity date.
Class of Purchasers
Reduced Charges — The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that We believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.
How Policies Are Sold
Pruco Securities, LLC, an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the

Policy. Pruco Securities, LLC, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities, LLC is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities, LLC's principal business address is 751 Broad Street, Newark, New Jersey 07102.
We pay compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.
Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your financial professional and his or her firm.
These payments are described in more detail in the Statement of Additional Information (SAI) printed with this prospectus. You may also obtain a copy of the SAI by calling 1-800-231-5453.
Premiums
Application for a Policy — To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. The minimum initial premium is the amount required to keep the policy in force for one month, but not less than $50.
Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as Monthly Activity Date and policy years.
Premium Payment Flexibility — You have flexibility as to when and in what amounts you pay premiums. Prior to policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured’s sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The planned premium and payment mode you select are shown on your policy’s specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.
After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, “Lapse and Reinstatement.”
You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:
•The minimum premium that we will accept is $50 or the amount required to keep the policy in force.
•We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.
•Any premium payment in excess of $1,000,000 is subject to our approval.
In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.
•If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.
These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.
In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.
•If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy. The owner will be notified of our action after the premium payment has been credited.
Allocation of Premium Payments
Initial Net Premium — During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Premium we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account.
After the policy is issued and upon commencement of the Free-Look Period, any initial Net Premium and any additional Net Premium received by Us prior to the end of the Free Look period will be applied to the Money Market Sub-Account as of the later of: (a) the Policy Date; and (b) the date We receive the Premium. Upon expiration of the Free-Look Period, we will automatically allocate the policy value from the Money Market Sub-Account to the Fixed Account (if applicable) and the Sub-Accounts in accordance with your premium allocation instructions.
Subsequent Net Premiums — You may send subsequent Premiums and allocation instructions in accordance with our then current administrative offices. If you make a subsequent Premium payment and do not provide us with allocation instructions, we will allocate the Net Premium among the Sub-Accounts and Fixed Account (if applicable) in accordance with your most recent premium allocation instructions. Any allocation instructions will be effective upon receipt by Us in good order and will apply only to Premium payments received on or after that date. Subsequent Premium payments will be applied to the Policy based on the next computed accumulation unit values after we receive a good order request at our Designated Address described below. Net Premiums allocated to the Fixed Account will be credited to your Policy when we receive them.
You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.
How to send premium payments
Mail
You should send premium payments to the following lockbox address:
Talcott Resolution
P.O. Box 9001970
Louisville, KY, 40290-1970
or
To our Individual Life Operations Center at:

Talcott Resolution
P.O. Box 305034
Nashville, TN, 37230-5034
Wire
You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453.
Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.
If your most recent premium allocation instructions include a Fund (merging Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a
Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Fund.
Accumulation Units — Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.
The number of accumulation units in each Sub-Account to be credited to a policy (including the initial allocation to the Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.
Accumulation Unit Values — The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.
All valuations in connection with a policy, (i.e., with respect to determining Account Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment) will be made at the end of the Valuation Period after the request or payment is received by us in good order at the Individual Life Operations Center. If we receive your request or payment in good order before the close of the New York Stock Exchange, it will be applied as of the same Valuation Day. If we receive your request or payment in good order after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your request or payment in good order on a non-Valuation Day, it will be invested on the next Valuation Day. Requests for Sub-Account transfers received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.
Account Values — Each policy will have an Account Value. There is no minimum guaranteed Account Value.
The Account Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
A policy’s Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts.
A policy’s Account Value equals the policy’s value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy’s Cash Value is equal to the Account Value less any applicable surrender charges. A policy’s Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See “Accumulation Unit Values,” above.
We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, Commission declares that an emergency exists. or the Commission by order permits the postponement of payment to protect Policy Owners.
Death Benefits and Policy Values
Death Benefit — Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.
Death Benefit Options — You have four death benefit options available. Options A, B and C are available when you purchase your policy. Option D is not available when you purchase your policy, however, you may change from Option B to Option D.
•Option A (Level Option) Under this option, the death benefit is the current Face Amount.
•Option B (Return of Account Value Option) Under this option, the death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured’s death.
•Option C (Return of Premium Option) Under this option, the death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.
•Option D (Decreasing Option) Under this option, the death benefit is the current Face Amount, plus the lesser of:
•the Account Value on the date we receive due proof of the insured’s death; or
•the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
Death Benefit Option Changes — You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.
The following changes are allowed without evidence of insurability:
•You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, decreased by the then current Account Value.
•You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D death benefit is the current Face Amount increased by the lesser of:
•the Account Value on the date we receive due proof of death of the insured; or
•the Account Value on the date of you changed the death benefit option from Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
•You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change.
In addition, you may change from Option B(Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the option change increased by the Account Value on the date of the option change.
You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.
Minimum Death Benefit — The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the policy year and insured’s issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.
Examples of Minimum Death Benefit

	A	B
Face Amount	$50,000	$50,000
Account Value	23,000	17,000
Specified Percentage	250%	250%
Death Benefit Option	Level	Level
In Example A, the death benefit equals $57,500, i.e., the greater of $50,000 (the Face Amount) or $57,500 (the Account Value at the date of death of $23,000, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.
In Example B, the death benefit is $50,000, i.e., the greater of $50,000 (the Face Amount) or $42,500 (the Account Value of $17,000, multiplied by the specified percentage of 250%).

Unscheduled Increases and Decreases in Face Amount — At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.
We reserve the right to limit the number of increases or decreases made under a policy to no more than one in any 12 month period.
All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the monthly deduction amount for the first month after the effective date of the increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional surrender charges, all of which are based on the attained age of the insured at the time of the increase. We will send you additional policy specification pages describing these charges.
A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.
Charges and Policy Values — Your policy values decrease due to the deduction of policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your policy lapses, the policy terminates and no death benefit will be paid.
Making Withdrawals From Your Policy
Surrender — Provided your policy has a Cash Surrender Value, you may surrender your policy to us. We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date we receive your request in writing, or the date you request your surrender, (our current administration rules allow a policy owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later.
Withdrawals — One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each partial withdrawal.
We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a good order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a good order request.
Loans
Availability of Loans — At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan amount that we will allow is $500. In Tennessee, there is no minimum.
When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.
Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.
If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See “Lapse and Reinstatement.”
Loan Repayments — You can repay all or any part of a loan at any time while your policy is in force and the insured is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.
Effect of Loans on Account Value — A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made.
If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.
Credited Interest — Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.
Interest Charged on Indebtedness — Interest will accrue daily on the Indebtedness at the policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed

Account and the Sub-Accounts to the Loan Account on a pro rata basis.
Policy Loan Rates — The table below shows the maximum interest rates we will charge on your Indebtedness.

During Policy Years	Maximum Interest Rate Charged equals the Fixed Account Minimum Credited Rate 3% Plus:
1-10	2.00%
11 and later	1.00%
Lapse and Reinstatement
Lapse and Grace Period — Your policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No Lapse Guarantee is not available.
If the policy goes into default, we will send you a lapse notice to warn you that the policy is in danger of terminating. This notice will be mailed at least 61 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your policy goes into default.
We will keep your policy in force for the 61-day period following the date your policy goes into default. We call that period the “Grace Period.” However, if we have not received the required premiums (specified in your lapse notice) by the end of the Grace Period, the policy will terminate. If the insured dies during the Grace Period, we will pay the death proceeds.
No Lapse Guarantee — The policy will remain in force at the end of the policy Grace Period as long as the No Lapse Guarantee is available. The No Lapse Guarantee is available as long as:
•The policy is issued to an insured age 85 or less;
•The No Lapse Guarantee Period has not expired; and
•On each Monthly Activity Date during the No Lapse Guarantee Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No Lapse Guarantee Premium.
Starting on the effective date of your policy, the length of the No Lapse Guarantee Period is:
•20 years or to insured age 75 if sooner, but never less than 5 years.
While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount. If the insured dies while the No Lapse Guarantee is available, we will pay the death proceeds.
If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly No Lapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No Lapse Guarantee Premium, which will be used in calculating the Cumulative No Lapse Guarantee Premium in subsequent months.
Reinstatement — Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:
•You request reinstatement in writing within five years after termination;
•You submit satisfactory evidence of insurability to us;
•any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and
•You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.
The Account Value on the reinstatement date equals:
•net Premiums derived from premiums paid at the time of policy reinstatement; minus
•the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus
•any indebtedness carried over to the reinstated policy.
Federal Tax Considerations
Tax Treatment Of Policy Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Over loan Protection Rider. See Overloan Protection Rider. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the
Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
•If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control. The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of Issued Life Insurance Policies to Third Parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.
You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time,have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Financial Information
Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The Account's audited financial statements are also available in the Statement of Additional Information to this prospectus.
Glossary of Special Terms
1933 Act: Refers to the Securities Act of 1933, as amended.
1940 Act: Refers to the Investment Company Act of 1940, as amended.
Account Value: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.
Application: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.
Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.
Cash Surrender Value: the Cash Value less all Indebtedness.
Cash Value: the Account Value less any applicable Surrender Charges.
Company (Issuing Company) — Talcott Resolution Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.
Cumulative No-Lapse Guarantee Premium: The premium required to maintain the No-Lapse guarantee.
Designated Address: Our address for receiving premium payments and other policyholder requests.
The Designated Address for sending premium payments is the address on your bill or Policyowner Services, P.O. Box 9001970, Louisville, TN 40290-1970 .
The Designated Address for sending all other policy holder transactions is to Policyowner Services, P.O. Box 305034, Nashville, TN 37230-5034.
Face Amount: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.
Fixed Account: part of our general account to which all or a portion of the Account Value may be allocated.
Funds: the registered open-end management companies in which assets of the Separate Account may be invested.
Good Order: means all necessary documents and forms are complete and in our possession.
Indebtedness: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.
Loan Account: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.
Maturity Date: The date on which your policy matures and your policy terminates.
Monthly Activity Date: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Net Premium: the amount of premium credited to Account Value. It is premium paid minus the sales load and tax charge.
No-Lapse Guarantee Premium: The amount of monthly premium required to keep the No-Lapse guarantee available, as shown in the policy’s specifications page, and used to calculate the Cumulative No-Lapse Guarantee Premium.
Pro rata basis: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.
Separate Account: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.
Sub-Account: a subdivision of the Separate Account.
Surrender Charge: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.
Valuation Day: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our: Talcott Resolution Life and Annuity Insurance Company.
You, your: the owner of the policy.

Where You Can Find More Information
The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-148815. The SAI contains additional information about the Variable Account C. The SEC maintains a website (http://www.sec.gov) that contains the Hartford Leaders VUL Legacy SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
You can call us at (800) 231-5453 to ask us questions, request information about the policy, and obtain copies of the SAI, or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com, or request a copy by writing to us at:
Talcott Resolution, P.O. Box 305034, Nashville, TN 537230-5034.

EDGAR Class/Contract Identifier: C000062107
Investment Company Act of 1940: Registration No. 811-07273

STATEMENT OF ADDITIONAL INFORMATION (PART B)
HARTFORD LEADERS VARIABLE UNIVERSAL LIFE LEGACY (SERIES I)
SEPARATE ACCOUNT VL II
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.
DATE OF PROSPECTUS: May 1, 2021
DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2021

GENERAL INFORMATION AND HISTORY
T ALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY ("TALCOTT") – We are a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at One Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) f/k/a Hartford Life and Annuity Insurance Company entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc. On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL and TLA, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL II - established as a separate account under Connecticut law on September 30, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
SERVICES
SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Talcott. The assets are kept physically segregated and are held separate and apart from Talcott's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.
CYBERSECURITY AND BUSINESS CONTINUATION RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the
Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
EXPERTS
The statutory-basis financial statements, and the related financial statement schedules, of Talcott Resolution Life and Annuity Insurance Company and the financial statements of the individual Sub-Accounts which comprise Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company incorporated in this Prospectus by reference from Form N-VPFS for the year ended December 31, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
DISTRIBUTION OF THE POLICIES
Effective May 1, 2014, Pruco Securities, LLC, an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through this separate account. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,196,019 in 2020, $281,884,778 in 2019, and $187,214,104 in 2018. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.
2

The policies are sold by salespersons who are financial professional registered broker-dealers who have entered into sales agreements with Pruco Securities. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.
As compensation for selling the policies, Pruco Securities pays to broker-dealers a commission of up to 100% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the policy, up to 3% of all such premiums in policy years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
Pruco Securities may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.
Your registered financial professional receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your financial professional and his or her firm. Talcott Resolution Life and Annuity is not involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.
In addition to the commissions described above in this SAI, Talcott Resolution Life and Annuity and/or an affiliate pay to broker-dealers additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Talcott Resolution Life and Annuity greater access to financial professionals of the broker-dealers that receive such compensation.
All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.
These other compensation payments, which may be different for different broker-dealers, will be made by Talcott Resolution Life and Annuity out of its assets and are not direct deductions from the policy values.
ADDITIONAL INFORMATION ABOUT CHARGES
SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.
REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL II.
UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.
Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 2001 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 2001 Commissioners' Standard Ordinary Mortality Table (ANB), Male or Female, Unismoke Table, age nearest birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.
No change in the terms or conditions of a policy will be made without your consent.
PERFORMANCE DATA
T alcott may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.
The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount,
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underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.
Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
The financial statements of the Talcott Resolution Life and Annuity Insurance Company Separate Account VL II and of Talcott Resolution Life and Annuity Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 13, 2021.
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